Exhibit 99.2

Quarterly Earnings Summary

APPENDIX

Financial Trends

Table of Contents

Notes to Financial Trends	1

Consolidated Results	2

Noninterest Revenue	3

Net Interest Revenue	4

Operating Expense	5

Assets Under Management / Administration / Custody	6

Assets Under Management Net Flows	7

Mellon Asset Management	8

Private Wealth Management	9

Asset Servicing	10

Payment Solutions & Investor Services	11

Other	12

Annual Business Sector Trends 2003-2005	13

Nonperforming Assets	15

Provision and Reserve for Credit Exposure	16

MELLON FINANCIAL CORPORATION

Notes to Financial Trends

Notes:

During the first quarter of 2006 we moved the financial results of Mellon 1st Business Bank, National Association (N.A.), to the Private Wealth Management sector from the Other sector (previously the Treasury Services/Other Activity sector). This change reflects the similar nature of products and clients of Mellon 1st Business Bank with other reporting units in the Private Wealth Management sector, as well as our organizational structure, as the management of Mellon 1st Business Bank reports to the head of Private Wealth Management. Historical sector results for Private Wealth Management and Other have been restated

In the first quarter of 2006, certain Other fee revenue was reclassified to Transfer revenue to reflect all revenue transferred between sectors. All prior periods have been restated to reflect this change.

Prior period sector data may reflect immaterial reclassifications resulting from minor changes made to be consistent with current period presentation.

Summations may not equal due to rounding. As a result of this rounding convention, there may exist immaterial differences between the sector trends data versus the sector trends data subsequently filed on Form 10-Q.

Discontinued Operations Accounting/Accounting Change(s) -

The income/(loss) from discontinued operations accounting and the cumulative effect of accounting change(s) has not been allocated to any sector.

Average Assets -

Where average deposits in a business sector are greater than average loans, average assets include an allocation of investment securities equal to the difference.

Return on Common Equity/Pretax Operating Margin -

Ratios are presented on a continuing operations basis. Quarterly return on common equity ratios are annualized.

MELLON FINANCIAL CORPORATION

CONSOLIDATED RESULTS - 9 Quarter Trend

(dollar amounts in millions, averages in billions; presented on an FTE basis)	2004				2005				2006
	1st Qtr (a)	2nd Qtr (b)	3rd Qtr	4th Qtr (c)	1st Qtr (d)	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr (e)
Revenue:
Investment management	405	386	379	455	429	443	479	524	524
Distribution and service	66	67	68	68	71	74	82	90	98
Institutional trust and custody	138	137	132	145	150	160	172	188	194
Securities lending revenue	18	24	16	18	24	33	25	26	30
Payment solutions & investor services	145	149	133	138	134	142	122	126	121
Other fee revenue	240	152	147	168	354	158	167	164	182

Total fee and other revenue	1,012	915	875	992	1,162	1,010	1,047	1,118	1,149
Net interest revenue	120	126	116	121	121	133	123	126	130

Total revenue	1,132	1,041	991	1,113	1,283	1,143	1,170	1,244	1,279
Credit quality expense	(7)	—	—	(4)	(1)	3	12	5	1
Operating expense	758	762	725	815	804	826	871	916	966

Income from continuing operations before income taxes (benefits)	381	279	266	302	480	314	287	323	312
Income taxes (benefits)	134	99	85	103	175	111	91	115	110

Income from continuing operations	247	180	181	199	305	203	196	208	202
Income from discontinued operations after-tax	(2)	(4)	2	(7)	(50)	(78)	(2)	—	5

Net income (loss)	$245	$176	$183	$192	$255	$125	$194	$208	$207

EPS from Continuing Operations	$0.58	$0.42	$0.43	$0.47	$0.72	$0.49	$0.47	$0.50	$0.49
Average loans	$7.5	$7.5	$7.0	$7.2	$6.9	$7.4	$7.4	$7.1	$6.8
Average assets (f)	$33.2	$33.4	$33.4	$36.0	$36.9	$36.4	$37.9	$38.0	$37.5
Average deposits	$19.2	$19.8	$20.3	$22.0	$23.0	$22.3	$23.6	$23.9	$23.6
Average common equity	$3.8	$3.8	$3.8	$4.0	$4.2	$4.1	$4.1	$4.2	$4.2
Average Tier I preferred equity	$1.0	$1.0	$1.0	$1.0	$1.0	$1.0	$1.0	$1.0	$1.0
Market value of assets under management at period end (in billions)	$679	$679	$670	$707	$729	$738	$766	$781	$808
Market value of assets under administration or custody at period end (in billions)	$2,824	$2,856	$2,978	$3,233	$3,293	$3,450	$3,777	$3,908	$4,125
Return on common equity	26%	19%	19%	20%	30%	20%	19%	20%	20%
Pretax operating margin	34%	27%	27%	27%	37%	27%	24%	26%	24%

(a)	The first quarter of 2004 includes a pre-tax gain of $93 million from the sale of approximately 35% of the Corporation’s investment in Shinsei Bank.

Also included in the first quarter of 2004 is a pre-tax charge of $19 million associated with a writedown of two small non-strategic businesses, one of which was sold in the third quarter of 2004.

(b)	The second quarter of 2004 includes a $24 million pre-tax charge relating to vacating 10 leased locations in London and moving into the new Mellon Financial Centre in London.

(c)	The fourth quarter of 2004 includes a $17 million pre-tax occupancy expense reversal relating to the reduction of a sublease loss reserve following the execution of a new lease on our Pittsburgh headquarters building.

(d)	The first quarter of 2005 includes a pre-tax gain of $197 million from the sale of our remaining investment in Shinsei Bank, a $10 million pre-tax charge (included in other expense) for the early extinguishment of debt and $5 million of additional expense ($2 million of occupancy expense and $3 million of other expenses) related to charges recorded in 2004 for the move to the new Mellon Financial Centre in London and a writedown of the remaining small non-strategic businesses previously identified as held for sale (see footnote above).

(e)	The first quarter of 2006 includes a $19 million pre-tax charge in connection with payments, awards and benefits payable to Mellon’s former chairman and chief executive officer, pursuant to his employment agreement.

(f)	Consolidated average assets include average assets of discontinued operations of $.6 million for the first, second, third and fourth quarters of 2004, $.6 million for the first quarter, $.2 million for the second quarter, $0 million for the third and fourth quarters of 2005, $0 million for the first quarter of 2006.

MELLON FINANCIAL CORPORATION

CONTINUING OPERATIONS - 9 Quarter Trend

NONINTEREST REVENUE

(dollar amounts in millions unless otherwise noted)	2004				2005				2006
	1st Qtr (a)	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr (a)	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr
Investment management	$405	$386	$379	$455	$429	$443	$479	$524	$524
Distribution and service	66	67	68	68	71	74	82	90	98
Institutional trust & custody	156	161	148	163	174	193	197	214	224
Payment solutions & investor services	145	149	133	138	134	142	122	126	121
Foreign exchange trading	57	50	38	41	54	50	52	46	58
Financing-related and Equity Investment	133	40	55	69	251	50	51	49	54
Other	39	44	43	48	39	46	55	58	61

Total fee and other revenue	1,001	897	864	982	1,152	998	1,038	1,107	1,140
Gains on the sales of securities	—	8	—	—	—	—	1	—	—

Total noninterest revenue (non-FTE)	$1,001	$905	$864	$982	$1,152	$998	$1,039	$1,107	$1,140
FTE impact	11	10	11	10	10	12	8	11	9

Total noninterest revenue (FTE)	$1,012	$915	$875	$992	$1,162	$1,010	$1,047	$1,118	$1,149
MEMO:
Performance fees	39	17	11	60	27	26	41	77	58
Fee and other revenue as a percentage of fee and net interest revenue (FTE) (a)	89%	88%	88%	89%	91%	88%	90%	90%	90%
Market value of assets under management at period end (in billions)	$679	$679	$670	$707	$729	$738	$766	$781	$808
Market value of assets under administration or custody at period end (in billions)	$2,824	$2,856	$2,978	$3,233	$3,293	$3,450	$3,777	$3,908	$4,125
S&P 500 Index - period end	1126	1141	1115	1212	1181	1191	1229	1248	1295
S&P 500 Index - daily average	1133	1123	1104	1163	1192	1182	1224	1231	1284

(a)	The first quarter of 2004 and 2005 includes gains from the sale of the Corporation’s investment in Shinsei Bank of $93 million and $197 million, respectively.

Excluding these gains, fee and other revenue as a percentage of fee and net interest revenue (FTE) would have totaled 89% in the first quarter of 2005 and 88% in the first quarter of 2004.

MELLON FINANCIAL CORPORATION

CONTINUING OPERATIONS - 9 Quarter Trend

NET INTEREST REVENUE

(dollar amounts in millions unless otherwise noted)	2004				2005				2006
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr
Net Interest Revenue (FTE)	$120	$126	$116	$121	$121	$133	$123	$126	$130
Net Interest Margin (FTE)	2.16%	2.24%	2.03%	1.93%	1.92%	2.07%	1.84%	1.85%	1.95%
Selected Average Balances:
Money Market Investments	$2,986	$2,703	$3,310	$4,157	$4,252	$3,307	$2,713	$2,825	$2,330
Trading Account Securities	356	268	229	248	308	293	309	283	309
Securities	11,013	11,647	11,780	12,743	13,714	14,444	15,967	16,823	17,503
Loans	7,489	7,491	7,047	7,205	6,882	7,339	7,421	7,133	6,758

Interest-earning Assets	21,844	22,109	22,366	24,353	25,156	25,383	26,410	27,064	26,900
Interest-bearing Deposits	12,566	12,806	13,323	14,765	15,913	15,302	16,155	16,013	15,295
Noninterest-bearing Deposits	6,661	6,970	6,972	7,318	7,122	7,020	7,411	7,892	8,274

MELLON FINANCIAL CORPORATION

CONTINUING OPERATIONS - 9 Quarter Trend

OPERATING EXPENSE

(dollar amounts in millions unless otherwise noted)	2004				2005				2006
	1st Qtr (b)	2nd Qtr (c)	3rd Qtr	4th Qtr (d)	1st Qtr (e)	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr (f)
Staff:
Compensation	$233	$235	$241	$263	$247	$250	$258	$264	$272
Incentive (a)	100	89	84	120	108	114	127	134	171
Employee benefits	55	53	51	51	66	63	67	66	76

Total staff	388	377	376	434	421	427	452	464	519
Professional, legal and other purchased services	88	99	91	108	100	110	114	123	115
Distribution and servicing	79	79	81	80	81	90	100	106	115
Net occupancy	56	79	57	43	59	57	61	59	59
Equipment	44	42	41	42	41	44	44	47	44
Business development	21	22	21	23	21	23	23	28	26
Communications	22	22	18	22	25	19	19	21	24
Amortization of intangible assets	4	5	4	6	6	7	6	8	7
Other	56	37	36	57	50	49	52	60	57

Total operating expense	$758	$762	$725	$815	$804	$826	$871	$916	$966

(a)	Effective Jan. 1, 2003, Mellon began recording an expense for the estimated fair value of stock options using the prospective method under transitional guidance provided in the Statement of Financial Accounting Standards (SFAS) No. 148, “Accounting for Stock-Based Compensation - Transition and Disclosure.” Stock option expense totaled approximately $4 million for each of the quarters for 2004. It totaled $6 million, $6 million, $7 million and $6 million for each of the quarters of 2005. It totaled $11 million for first quarter in 2006, including $3 million to Mellon’s former chairman and chief executive officer, pursuant to his employment agreement.

(b)	The first quarter of 2004 includes a pre-tax charge of $19 million associated with a writedown of two small non-strategic businesses held for sale, one of which was sold in the third quarter of 2004.

(c)	The second quarter of 2004 includes a $24 million pre-tax charge ($23 million - occupancy, $1 million - other) relating to vacating 10 leased locations in London and moving into the new Mellon Financial Centre in London.

(d)	The fourth quarter of 2004 includes a $17 million pre-tax occupancy expense reversal relating to the reduction of a sublease loss reserve following the execution of a new lease on our Pittsburgh headquarters building.

(e)	The first quarter of 2005 includes a $10 million pre-tax charge (included in other expense) for the early extinguishment of debt and $5 million of additional expense ($2 million of occupancy expense and $3 million of other expenses) related to charges recorded in 2004 for the move to the new Mellon Financial Centre in London and a writedown of the remaining small non-strategic businesses previously identified as held for sale (see footnote above).

(f)	The first quarter of 2006 includes a $19 million pre-tax charge in connection with payments, awards and benefits payable to Mellon’s former chairman and chief executive officer, pursuant to his employment agreement.

MELLON FINANCIAL CORPORATION

ASSETS UNDER MANAGEMENT/ ADMINISTRATION OR CUSTODY - 9 Quarter Trend

(dollar amounts in billions unless otherwise noted)	2004				2005				2006
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr
Market value of assets under management at period end
Institutional	$421	$421	$419	$443	$463	$469	$490	$501	$527
Mutual Funds	200	199	191	200	203	205	212	216	214
Private Client	58	59	60	64	63	64	64	64	67

Total market value of assets under management	679	679	670	707	729	738	766	781	808
Composition of assets under management at period end
Equity Funds	36%	36%	37%	39%	37%	37%	37%	37%	37%
Fixed Income Funds	20%	21%	20%	20%	20%	19%	18%	18%	19%
Money Market Funds	24%	22%	21%	21%	19%	20%	20%	20%	19%
Securities lending cash collateral	11%	12%	13%	12%	15%	16%	16%	15%	15%
Overlay and alternative investments	9%	9%	9%	8%	9%	8%	9%	10%	10%

Total	100%	100%	100%	100%	100%	100%	100%	100%	100%
Managed mutual funds fee revenue (millions)
Equity Funds	$72	$78	$77	$87	$85	$87	$93	$93	$93
Money Market Funds	58	58	56	51	49	54	58	58	58
Fixed Income Funds	34	32	32	31	30	31	30	31	29
Nonproprietary	12	11	13	14	15	16	19	19	14

Total managed mutual funds fee revenue	176	179	178	183	179	188	200	201	194
Average assets of proprietary mutual funds
Equity Funds	$48	$51	$50	$53	$54	$54	$57	$57	$59
Money Market Funds	96	96	91	87	85	90	96	100	99
Fixed Income Funds	25	23	23	22	22	22	21	21	21

Total average assets of proprietary mutual funds	169	170	164	162	161	166	174	178	179
Market value of assets under administration or custody at period end (a)	$2,824	$2,856	$2,978	$3,233	$3,293	$3,450	$3,777	$3,908	$4,125
Total Assets
Managed	$679	$679	$670	$707	$729	$738	$766	$781	$808
Administration/Custody (a)	2,824	2,856	2,978	3,233	3,293	3,450	3,777	3,908	4,125

Total	$3,503	$3,535	$3,648	$3,940	$4,022	$4,188	$4,543	$4,689	$4,933

(a)	Excludes assets of $310 billion at June 30, 2005, $328 billion at Sept. 30, 2005, $333 billion at Dec. 31, 2005, and $359 billion at March 31, 2006, that we manage and are also under administration or custody.

These assets are included in assets under management.

MELLON FINANCIAL CORPORATION

ASSETS UNDER MANAGEMENT NET FLOWS - 9 Quarter Trend

(dollar amounts in billions )	2004				2005				2006
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr
Market value of assets under management at beginning of period	$657	$679	$679	$670	$707	$729	$738	$766	$781
Net Flows
Long-term	6	—	2	8	5	(1)	9	7	11
Money market/securities lending	15	(2)	(14)	(2)	27	9	6	1	(2)

Total net inflows	21	(2)	(12)	6	32	8	15	8	9
Net Market appreciation	7	—	(3)	30	(10)	1	13	6	18
Acquisitions	(6)	2	6	1	—	—	—	1	—

Market value of assets under management at end of period	$679	$679	$670	$707	$729	$738	$766	$781	$808

MELLON FINANCIAL CORPORATION

BUSINESS SECTORS

MELLON ASSET MANAGEMENT - 9 Quarter Trend

(dollar amounts in millions, averages in billions; presented on an FTE basis)	2004				2005				2006
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr
Revenue:
Investment management
Mutual funds	176	179	177	183	179	187	200	201	194
Institutional clients	99	97	98	115	122	129	133	136	158
Performance fees	39	17	11	60	27	26	41	77	58
Private clients	17	18	19	20	20	21	22	23	24

Total investment management	331	311	305	378	348	363	396	437	434
Distribution and service	66	67	68	68	71	74	82	90	98
Institutional trust and custody	13	14	14	14	13	13	14	13	13
Transfer revenue	(2)	(2)	(2)	(1)	1	—	2	(7)	(1)
Other fee revenue	5	(1)	(1)	6	2	(1)	(1)	5	10

Total fee and other revenue	413	389	384	465	435	449	493	538	554
Net interest revenue (expense)	(5)	(6)	(6)	(5)	(4)	(6)	(6)	(5)	(4)

Total revenue	408	383	378	460	431	443	487	533	550
Credit quality expense	—	—	—	—	—	—	—	—	—
Operating expense	294	286	287	349	323	336	358	372	390

Income from continuing operations before taxes (benefits)	114	97	91	111	108	107	129	161	160
Income taxes (benefits)	40	35	29	38	39	38	41	57	52

Income from continuing operations	74	62	62	73	69	69	88	104	108
Income from discontinued operations after-tax	—	—	—	—	—	—	—	—	—

Net income (loss)	$74	$62	$62	$73	$69	$69	$88	$104	$108

Average loans	$—	$—	$—	$—	$—	$—	$—	$—	$—
Average assets	$1.9	$2.0	$2.1	$2.2	$1.9	$1.9	$1.9	$1.9	$2.0
Average deposits	$—	$—	$—	$—	$—	$—	$—	$—	$—
Average common equity	$0.8	$0.8	$0.8	$0.8	$1.0	$1.0	$1.0	$1.0	$1.0
Average Tier I preferred equity	$0.4	$0.4	$0.4	$0.5	$0.5	$0.5	$0.5	$0.5	$0.4
Market value of assets under management at period end (in billions) (a)	$568	$565	$550	$585	$587	$587	$612	$629	$653
Market value of assets under administration or custody at period end (in billions)	$7	$6	$8	$8	$9	$8	$3	$3	$3
Return on common equity	38%	33%	31%	34%	29%	29%	37%	43%	44%
Pretax operating margin	28%	25%	24%	24%	25%	24%	27%	30%	29%

(a)	Includes amounts subadvised by/for other sectors.

MELLON FINANCIAL CORPORATION

BUSINESS SECTORS

PRIVATE WEALTH MANAGEMENT - 9 Quarter Trend

(dollar amounts in millions, averages in billions; presented on an FTE basis)	2004				2005				2006
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr
Revenue:
Investment management	74	75	74	77	81	80	83	87	90
Institutional trust and custody	2	2	3	2	3	2	3	2	3
Transfer revenue	1	1	1	(1)	—	—	—	—	—
Other fee revenue	6	5	3	6	5	5	5	6	5

Total fee and other revenue	83	83	81	84	89	87	91	95	98
Net interest revenue (expense)	75	77	76	74	80	79	77	76	74

Total revenue	158	160	157	158	169	166	168	171	172
Credit quality expense	—	—	—	1	—	—	—	—	—
Operating expense	86	88	88	93	91	92	96	100	103

Income from continuing operations before taxes (benefits)	72	72	69	64	78	74	72	71	69
Income taxes (benefits)	25	26	22	21	28	26	23	26	22

Income (loss) from continuing operations	47	46	47	43	50	48	49	45	47
Income from discontinued operations after-tax	—	—	—	—	—	—	—	—	—

Net income (loss)	$47	$46	$47	$43	$50	$48	$49	$45	$47

Average loans	$4.2	$4.3	$4.4	$4.5	$4.5	$4.6	$4.7	$4.6	$4.6
Average assets	$8.4	$8.8	$9.1	$9.2	$9.4	$9.5	$10.1	$10.9	$10.3
Average deposits	$7.2	$7.6	$7.8	$8.0	$8.3	$8.3	$8.8	$9.5	$8.9
Average common equity	$0.7	$0.7	$0.7	$0.7	$0.6	$0.6	$0.6	$0.6	$0.5
Average Tier I preferred equity	$0.2	$0.2	$0.2	$0.2	$0.2	$0.2	$0.2	$0.2	$0.2
Market value of total client assets at period end (in billions)(a)	$76	$76	$76	$78	$77	$78	$82	$86	$89
Return on common equity	27%	27%	27%	24%	35%	34%	34%	32%	34%
Pretax operating margin	46%	45%	44%	41%	46%	45%	43%	41%	40%

(a)	Includes assets under management, before amounts subadvised by/for other sectors, of $47 billion, $46 billion, $47 billion and $50 billion in the first, second, third and fourth quarters, respectively, of 2004, $49 billion, $50 billion, $51 billion and $53 billion in the first, second, third and fourth quarters, respectively, of 2005, $55 billion in the first quarter of 2006.

Note:	In the first quarter of 2006, the financial results of Mellon 1st Business Bank, N.A. were moved to the Private Wealth Management sector from the Other sector.

All prior periods have been restated.

MELLON FINANCIAL CORPORATION

BUSINESS SECTORS

ASSET SERVICING - 9 Quarter Trend

(dollar amounts in millions, averages in billions; presented on an FTE basis)	2004				2005				2006
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr
Revenue:
Institutional trust and custody	120	118	113	127	132	141	154	171	174
Securities lending revenue	18	24	16	18	24	33	25	26	30
Transfer revenue	(2)	(3)	(3)	(1)	(7)	(3)	(5)	5	(1)
Other fee revenue	75	70	56	60	75	70	75	67	84

Total fee and other revenue	211	209	182	204	224	241	249	269	287
Net interest revenue (expense)	14	18	17	20	19	21	22	20	26

Total revenue	225	227	199	224	243	262	271	289	313
Credit quality expense	—	—	—	—	—	—	—	—	—
Operating expense	174	170	168	184	188	200	217	238	245

Income from continuing operations before taxes (benefits)	51	57	31	40	55	62	54	51	68
Income taxes (benefits)	18	20	10	14	20	22	17	18	22

Income (loss) from continuing operations	33	37	21	26	35	40	37	33	46
Income from discontinued operations after-tax	—	—	—	—	—	—	—	—	—

Net income (loss)	$33	$37	$21	$26	$35	$40	$37	$33	$46

Average loans	$0.1	$0.1	$—	$—	$—	$—	$—	$—	$—
Average assets	$7.1	$6.8	$7.0	$8.0	$8.2	$8.1	$9.0	$8.5	$8.4
Average deposits	$5.5	$5.4	$5.8	$6.5	$7.0	$6.9	$7.8	$7.1	$7.1
Average common equity	$0.6	$0.6	$0.5	$0.6	$0.5	$0.5	$0.5	$0.5	$0.6
Average Tier I preferred equity	$0.1	$0.1	$0.1	$0.1	$0.1	$0.1	$0.1	$0.1	$0.1
Market value of assets under management at period end (in billions)(a)	$64	$68	$73	$74	$95	$104	$106	$103	$104
Market value of assets under administration or custody at period end (in billions) (b)	$2,793	$2,826	$2,946	$3,199	$3,259	$3,416	$3,746	$3,874	$4,091
Return on common equity	22%	25%	14%	17%	30%	33%	30%	27%	34%
Pretax operating margin	23%	25%	15%	18%	23%	24%	20%	18%	22%
MEMO:
Total joint venture revenue (c)	$81	$82	$74	$84	$93	$101	$102	$107	$119
Securities on Loan (d)	$100	$95	$100	$115	$150	$160	$165	$161	$178

(a)	Represents the investment of securities lending cash collateral managed by the Asset Servicing Sector.

(b)	Excludes assets of $310 billion at June 30, 2005, $328 billion at Sept. 30, 2005, $333 billion at Dec. 31, 2005 and $359 billion at Mar. 31, 2006 that we manage and are also under administration or custody. These assets are included in assets under management in the Asset Management sectors.

(c)	Restated to reflect the acquisition of Russell Mellon, previously included as a Joint Venture.

(d)	Represents the total dollar amount of securities on loan, both cash and non-cash, at period end by the Corporation, affiliates and a joint venture.

MELLON FINANCIAL CORPORATION

BUSINESS SECTORS

PAYMENT SOLUTIONS & INVESTOR SERVICES - 9 Quarter Trend

(dollar amounts in millions, averages in billions; presented on an FTE basis)	2004				2005				2006
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr
Revenue:
Payment solutions & investor services	145	149	133	138	134	142	122	126	121
Transfer revenue	4	5	5	6	8	6	6	4	4
Other fee revenue	(1)	—	—	(1)	—	—	(1)	3	1

Total fee and other revenue	148	154	138	143	142	148	127	133	126
Net interest revenue (expense)	31	30	29	33	37	33	34	38	41

Total revenue	179	184	167	176	179	181	161	171	167
Credit quality expense	—	—	—	—	—	—	—	—	—
Operating expense	125	130	120	134	133	135	127	132	129

Income from continuing operations before taxes (benefits)	54	54	47	42	46	46	34	39	38
Income taxes (benefits)	19	19	15	14	17	16	11	14	12

Income (loss) from continuing operations	35	35	32	28	29	30	23	25	26
Income from discontinued operations after-tax	—	—	—	—	—	—	—	—	—

Net income (loss)	$35	$35	$32	$28	$29	$30	$23	$25	$26

Average loans	$0.1	$0.1	$0.1	$0.1	$0.1	$0.1	$0.1	$0.1	$0.1
Average assets	$6.6	$6.9	$7.0	$7.7	$7.8	$7.2	$7.0	$7.2	$7.3
Average deposits	$5.9	$6.2	$6.2	$7.0	$7.1	$6.4	$6.2	$6.6	$6.8
Average common equity	$0.3	$0.3	$0.3	$0.3	$0.3	$0.3	$0.3	$0.3	$0.3
Average Tier I preferred equity	$0.1	$0.1	$0.1	$0.1	$0.1	$0.1	$0.1	$0.1	$0.1
Market value of assets under management at period end (in billions)	$—	$—	$—	$—	$—	$—	$—	$—	$—
Market value of assets under administration or custody at period end (in billions)	$—	$—	$—	$—	$—	$—	$—	$—	$—
Return on common equity	46%	48%	45%	37%	38%	38%	30%	31%	39%
Pretax operating margin	30%	29%	29%	24%	26%	25%	21%	23%	23%

MELLON FINANCIAL CORPORATION

BUSINESS SECTORS

OTHER - 9 Quarter Trend

(dollar amounts in millions, averages in billions; presented on an FTE basis)	2004				2005				2006
	1st Qtr (a)	2nd Qtr (b)	3rd Qtr	4th Qtr (c)	1st Qtr (d)	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr (e)
Revenue:
Institutional trust and custody	3	3	2	2	2	4	1	2	4
Transfer revenue	(1)	(1)	(1)	(3)	(2)	(3)	(3)	(2)	(2)
Other fee revenue	155	78	89	97	272	84	89	83	82

Total fee and other revenue	157	80	90	96	272	85	87	83	84
Net interest revenue (expense)	5	7	—	(1)	(11)	6	(4)	(3)	(7)

Total revenue	162	87	90	95	261	91	83	80	77
Credit quality expense	(7)	—	—	(5)	(1)	3	12	5	1
Operating expense	79	88	62	55	69	63	73	74	99

Income from continuing operations before taxes (benefits)	90	(1)	28	45	193	25	(2)	1	(23)
Income taxes (benefits)	32	(1)	9	16	71	9	(1)	—	2

Income (loss) from continuing operations	58	—	19	29	122	16	(1)	1	(25)
Income from discontinued operations after-tax	—	—	—	—	—	—	—	—	—

Net income (loss)	$58	$—	$19	$29	$122	$16	$(1)	$1	$(25)

Average loans	$3.1	$3.0	$2.5	$2.6	$2.3	$2.7	$2.6	$2.4	$2.1
Average assets	$8.6	$8.3	$7.6	$8.3	$9.0	$9.5	$9.9	$9.5	$9.5
Average deposits	$0.6	$0.6	$0.5	$0.5	$0.6	$0.7	$0.8	$0.7	$0.8
Average common equity	$1.4	$1.4	$1.5	$1.6	$1.8	$1.7	$1.7	$1.8	$1.8
Average Tier I preferred equity	$0.2	$0.2	$0.2	$0.1	$0.1	$0.1	$0.1	$0.1	$0.2
Market value of assets under management at period end (in billions)	$—	$—	$—	$—	$—	$—	$—	$—	$—
Market value of assets under administration or custody at period end (in billions)	$—	$—	$—	$—	$—	$—	$—	$—	$—
Return on common equity	n/m	n/m	n/m	n/m	n/m	n/m	n/m	n/m	n/m
Pretax operating margin	n/m	n/m	n/m	n/m	n/m	n/m	n/m	n/m	n/m

(a)	The first quarter of 2004 includes a pre-tax gain of $93 million from the sale of approximately 35% of the Corporation’s investment in Shinsei Bank.

Also included in the first quarter of 2004 is a pre-tax charge of $19 million associated with a writedown of two small non-strategic businesses, one of which was sold in the third quarter of 2004.

(b)	The second quarter of 2004 includes a $24 million pre-tax charge relating to vacating 10 leased locations in London and moving into the new Mellon Financial Centre in London.

(c)	The fourth quarter of 2004 includes a $17 million pre-tax occupancy expense reversal relating to the reduction of a sublease loss reserve following the execution of a new lease on our Pittsburgh headquarters building.

(d)	The first quarter of 2005 includes a pre-tax gain of $197 million from the sale of our remaining investment in Shinsei Bank, a $10 million pre-tax charge (included in other expense) for the early extinguishment of debt and $5 million of additional expense ($2 million of occupancy expense and $3 million of other expenses) related to charges recorded in 2004 for the move to the new Mellon Financial Centre in London and a writedown of the remaining small non-strategic businesses previously identified as held for sale (see footnote above).

(e)	The first quarter of 2006 includes a $19 million pre-tax charge in connection with payments, awards and benefits payable to Mellon’s former chairman and chief executive officer, pursuant to his employment agreement.

n/m - not meaningful

Note:	In the first quarter of 2006, the financial results of Mellon 1st Business Bank, N.A. were moved to the Private Wealth Management sector from the Other sector.

All prior periods have been restated.

MELLON FINANCIAL CORPORATION

BUSINESS SECTORS

(dollar amounts in millions, averages in billions; presented on an FTE basis)	Mellon Asset Management			Private Wealth Management			Asset Servicing
	2005	2004	2003	2005	2004	2003	2005	2004	2003
Revenue:
Investment management (a)	1,544	1,325	1,134	331	300	275	—	—	—
Distribution and service fees	317	269	240	—	—	—	—	—	—
Institutional trust and custody	53	55	58	10	9	9	598	478	422
Securities lending revenue	—	—	—	—	—	—	108	76	69
Payment solutions & investor services	—	—	—	—	—	—	—	—	—
Transfer revenue	(4)	(7)	(18)	—	2	10	(10)	(9)	(6)
Other fee revenue	5	9	6	21	20	20	287	261	226

Total fee and other revenue	1,915	1,651	1,420	362	331	314	983	806	711
Net interest revenue (expense)	(21)	(22)	(22)	312	302	326	82	69	82

Total revenue	1,894	1,629	1,398	674	633	640	1,065	875	793
Credit quality expense	—	—	—	—	1	2	—	—	—
Total operating expense	1,389	1,216	1,090	379	355	332	843	696	638

Income from continuing operations before taxes (benefits) and cumulative effect of accounting change	505	413	308	295	277	306	222	179	155
Income taxes (benefits)	175	142	108	103	94	107	77	62	55

Income (loss) from continuing operations before cumulative effect of accounting change	330	271	200	192	183	199	145	117	100
Cumulative effect of accounting change	—	—	—	—	—	—	—	—	—

Income from continuing operations	330	271	200	192	183	199	145	117	100
Income from discontinued operations after-tax	—	—	—	—	—	—	—	—	—

Net income (loss)	$330	$271	$200	$192	$183	$199	$145	$117	$100

Average loans	$—	$—	$—	$4.6	$4.3	$3.8	$—	$0.1	$—
Average assets	$2.0	$2.0	$2.0	$10.0	$8.9	$9.6	$8.5	$7.2	$5.9
Average deposits	$—	$—	$—	$8.8	$7.6	$6.6	$7.2	$5.8	$4.2
Average common equity	$1.0	$0.8	$0.7	$0.6	$0.7	$0.6	$0.5	$0.6	$0.6
Average Tier I preferred equity	$0.5	$0.4	$0.4	$0.2	$0.2	$0.2	$0.1	$0.1	$0.1
Market value of assets under management at period end (in billions)	$629	$585	$554	$49	$48	$48	$103	$74	$55
Market value of assets under administration or custody at period end (in billions)	$3	$8	$10	$31	$26	$23	$3,874	$3,199	$2,688
Return on common equity	34%	34%	28%	34%	26%	32%	30%	20%	18%
Pretax operating margin	27%	25%	22%	44%	44%	48%	21%	20%	20%

(a)	Includes performance fees from Mellon Asset Management of $171 million, $127 million and $70 million for 2005, 2004 and 2003, respectively.

Note:	In the first quarter of 2006, the financial results of Mellon 1st Business Bank, N.A. were moved to the Private Wealth Management sector from the Other sector.

All prior periods have been restated.

MELLON FINANCIAL CORPORATION

BUSINESS SECTORS

(dollar amounts in millions, averages in billions; presented on an FTE basis)	Payment Solutions & Investor Services			Other			Consolidated Results
	2005	2004	2003	2005	2004	2003	2005	2004	2003
Revenue:
Investment management (a)	—	—	—	—	—	—	1,875	1,625	1,409
Distribution and service	—	—	—	—	—	—	317	269	240
Institutional trust and custody	—	—	—	9	10	(1)	670	552	488
Securities lending revenue	—	—	—	—	—	—	108	76	69
Payment solutions & investor services	524	565	569	—	—	—	524	565	569
Transfer revenue	24	20	16	(10)	(6)	(2)	—	—	—
Other fee revenue	2	(2)	1	528	419	302	843	707	555

Total fee and other revenue (b)	550	583	586	527	423	299	4,337	3,794	3,330
Net interest revenue (expense) (c)	142	123	152	(12)	11	55	503	483	593

Total revenue (d)	692	706	738	515	434	354	4,840	4,277	3,923
Credit quality expense	—	—	—	19	(12)	5	19	(11)	7
Total operating expense	527	509	525	279	284	201	3,417	3,060	2,786

Income from continuing operations before taxes (benefits) and cumulative effect of accounting change	165	197	213	217	162	148	1,404	1,228	1,130
Income taxes (benefits) (d)	58	67	75	79	56	51	492	421	396

Income (loss) from continuing operations before cumulative effect of accounting change	107	130	138	138	106	97	912	807	734
Cumulative effect of accounting change	—	—	—	—	—	(7)	—	—	(7)

Income from continuing operations	107	130	138	138	106	90	912	807	727
Income from discontinued operations after-tax	—	—	—	—	—	—	(130)	(11)	(26)

Net income (loss)	$107	$130	$138	$138	$106	$90	$782	$796	$701

Average loans	$0.1	$0.1	$0.1	$2.6	$2.8	$3.8	$7.3	$7.3	$7.7
Average assets (e)	$7.3	$7.1	$8.4	$9.3	$8.2	$7.0	$37.3	$34.0	$33.9
Average deposits	$6.6	$6.4	$7.6	$0.7	$0.6	$1.1	$23.3	$20.4	$19.5
Average common equity	$0.3	$0.3	$0.3	$1.7	$1.4	$1.3	$4.1	$3.8	$3.5
Average Tier I preferred equity	$—	$0.1	$0.1	$0.1	$0.1	$0.1	$0.9	$0.9	$0.9
Market value of assets under management at period end (in billions)	$—	$—	$—	$—	$—	$—	$781	$707	$657
Market value of assets under administration or custody at period end (in billions)	$—	$—	$—	$—	$—	$—	$3,908	$3,233	$2,721
Return on common equity	34%	44%	39%	n/m	n/m	n/m	22%	21%	21%
Pretax operating margin	24%	28%	29%	n/m	n/m	n/m	29%	29%	29%

(a)	Includes performance fees from Mellon Asset Management of $171 million, $127 million and $70 million for 2005, 2004 and 2003, respectively.

(b)	Consolidated results include FTE impact of $41 million, $42 million and $42 million for 2005, 2004 and 2003, respectively.

(c)	Consolidated results include FTE impact of $18 million, $17 million and $16 million for 2005, 2004 and 2003, respectively.

(d)	Consolidated results include FTE impact of $59 million, $59 million and $58 million for 2005, 2004 and 2003, respectively.

(e)	Consolidated average assets include average assets of discontinued operations of $.2 billion, $.6 billion and $1.0 billion for 2005, 2004 and 2003, respectively.

n/m - not meaningful

Note:	In the first quarter of 2006, the financial results of Mellon 1st Business Bank, N.A. were moved to the Private Wealth Management sector from the Other sector.

All prior periods have been restated.

MELLON FINANCIAL CORPORATION

CONTINUING OPERATIONS - 9 Quarter Trend

NONPERFORMING ASSETS

(dollar amounts in millions unless otherwise noted)	2004				2005				2006
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr
Nonperforming loans:
Commercial and financial	$48	$11	$17	$10	$9	$7	$7	$1	$1
Personal	2	3	3	4	4	4	3	2	2
Commercial real estate	1	—	—	—	—	—	—	—	—
Lease finance assets	—	—	—	15	15	15	27	13	10

Total nonperforming loans	51	14	20	29	28	26	37	16	13
Total acquired property	—	1	1	—	—	—	—	—	3

Total nonperforming assets	$51	$15	$21	$29	$28	$26	$37	$16	$16

Nonperforming loans as a percentage of total loans	0.68%	0.20%	0.30%	0.43%	0.39%	0.34%	0.48%	0.24%	0.19%
Nonperforming assets as a percentage of Tier I capital plus the reserve for loan losses	1.99%	0.56%	0.82%	1.08%	0.98%	0.87%	1.23%	0.53%	0.51	%(a)

(a)	Preliminary

MELLON FINANCIAL CORPORATION

CONTINUING OPERATIONS - 9 Quarter Trend

PROVISION AND RESERVE FOR CREDIT EXPOSURE

(dollar amounts in millions unless otherwise noted)	2004				2005				2006
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr
Reserve Activity:
Loan losses	103	94	96	98	98	87	87	80	63
Unfunded commitments	75	77	73	71	67	77	81	77	78

Reserve at beginning of period	$178	$171	$169	$169	$165	$164	$168	$157	$141
Total credit losses	—	(2)	(1)	(1)	(1)	—	(24)	(15)	—
Total recoveries	—	2	1	2	1	1	1	1	—

Sub-total - net credit recoveries (losses)	$—	$—	$—	$1	$—	$1	$(23)	$(14)	$—
Credit losses on loans transferred to held for sale	—	—	—	—	—	—	—	—	—

Total net credit recoveries (losses)	$—	$—	$—	$1	$—	$1	$(23)	$(14)	$—
Impact of disposals and acquisitions	—	—	—	—	—	—	—	—	—
Securitizations	—	(2)	—	(1)	—	—	—	—	—
Loss on sale of commitments	—	—	—	—	—	—	—	—	—
Provision for credit losses	(7)	—	—	(4)	(1)	3	12	5	1
Reserves transferred to held for sale	—	—	—	—	—	—	—	(7)	—

Reserve at end of period	$171	$169	$169	$165	$164	$168	$157	$141	$142
Reserve for loan losses	$94	$96	$98	$98	$87	$87	$80	$63	$60
Reserve for unfunded commitments	77	73	71	67	77	81	77	78	82

Reserve at end of period	$171	$169	$169	$165	$164	$168	$157	$141	$142
Reserve for loan losses as a percentage of total loans (a)	1.27%	1.39%	1.40%	1.45%	1.23%	1.15%	1.05%	0.96%	0.91%
Reserve for unfunded commitments as a percentage of unfunded commitments (a)	0.46%	0.47%	0.47%	0.47%	0.54%	0.58%	0.55%	0.58%	0.62%
Annualized net credit losses to average loans	—%	—%	—%	-0.03%	—%	—%	1.23%	0.77%	—%

(a)	At period end.